Exhibit 10.3

EXECUTION COPY

DATED as of the 28th day of December, 2006.

- among -

CASCADES INC.

as Purchaser

- and –

DOMTAR INC.

as Vendor

SHARE PURCHASE AGREEMENT

TABLE OF CONTENTS

ARTICLE 1. INTERPRETATION		1

1.1	Definitions	1
1.2	Recitals	4
1.3	Governing Law; Attornment	4
1.4	Entire Agreement; Amendment	4
1.5	Calculation of Time	4
1.6	Performance on Holidays	4
1.7	Waiver of Rights	4
1.8	Severability	5
1.9	Additional Rules of Interpretation	5
1.10	Schedules	5

ARTICLE 2. PURCHASE AND SALE		5

2.1	Purchase and Sale	5
2.2	Amount and Payment of Purchase Price	5
2.3	Delivery of Share Certificates	5
2.4	Place of Closing	6

ARTICLE 3. REPRESENTATIONS AND WARRANTIES		6

3.1	Representations and Warranties of the Vendor	6
	3.1.1 Status and Capacity of the Vendor	6
	3.1.2 Authorization of Purchase by the Vendor	6
	3.1.3 Title to Shares	6
3.2	Representations and Warranties of the Purchaser	7
	3.2.1 Status and Capacity of the Purchaser	7
	3.2.2 Authorization of Purchase by the Purchaser	7
3.3	Commission	7

ARTICLE 4. COVENANTS OF THE PARTIES		7

4.1	Covenant of the Purchaser	7
	4.1.1 Prohibition to Sell	7
4.2	Mutual Covenants	7
	4.2.1 Cooperation	8

ARTICLE 5. CONDITIONS OF CLOSING		8

5.1	Conditions for the Benefit of the Purchaser	8

	5.1.1 Representations, Warranties and Covenants of the Vendor	8
5.2	Conditions for the Benefit of the Vendor	8
	5.2.1 Representations, Warranties and Covenants of the Purchaser	8
5.3	Conditions for the Benefit of both Parties	9
	5.3.1 Competition Act Approval	9
	5.3.2 Cost Sharing Agreement	9
	5.3.3 Closing Documents	9
5.4	Waiver	9
5.5	Failure to Satisfy Conditions	9

ARTICLE 6. MISCELLANEOUS		10

6.1	Further Assurances	10
6.2	Public Announcements	10
6.3	Notices	10
6.4	Costs and Expenses	12
6.5	Counterparts	12
6.6	Assignment	12
6.7	Shareholders’ Agreement	12
6.8	Parties in Interest	12
6.9	Language	12

THIS SHARE PURCHASE AGREEMENT is dated as of the 28th day of December, 2006.

BETWEEN:

CASCADES INC., a company duly incorporated and existing under the laws of the Province of Quebec, having its head office at 404 Marie-Victorin Street, in the Town of Kingsey Falls, Province of Quebec, J0A 1B0;

(the “Purchaser”)

AND:	DOMTAR INC., a company duly incorporated and existing under the laws of Canada, having its head office at 395 de Maisonneuve West, in the City of Montreal, Province of Quebec, H3A 1L6;

(the “Vendor”)

RECITALS:

1.                                      The Vendor owns 10,000,100 Class B Common shares in the capital of Norampac Inc. (the “Corporation”);

2.                                      The Vendor has agreed to sell and the Purchaser has agreed to purchase all of the issued and oustanding shares in the capital of the Corporation held by the Vendor, on the Closing Date, upon and subject to the terms and conditions contained in this Agreement;

3.                                      The Corporation carries on the business of the manufacture, distribution and sale of corrugating medium and linear board and corrugated boxes and related activities (the “Business”);

NOW THEREFORE in consideration of the premises and mutual agreements hereinafter set out and of other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), the Parties agree as follows:

Article 1.

INTERPRETATION

1.1                                                                          Definitions

In this Agreement:

“Affiliate” means, with respect to any person, any other person that directly or indirectly controls, is controlled by, or is under common control with that other person.  For purposes of this definition, a person “controls” another person if that person directly or indirectly possesses the power to direct or cause the direction of the management and policies of that other person, whether through ownership or voting of securities, by contract or otherwise and “controlled by” and “under common control with” have similar meanings;

“Agreement” means this share purchase agreement and all Schedules and Exhibits attached hereto;

“Applicable Law” means, in respect of any person, property, transaction or event, any domestic or foreign statute, ordinance, rule, regulation, treaty, restriction, regulatory policy, standard, code, by-law (zoning or otherwise) or Order that applies in whole or in part to such person, property, transaction or event and that has force of law where such person or property is located or the transaction or event occurs;

“Business” has the meaning ascribed to that term in the third recital;

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in the City of Montreal, Quebec are not open for the transaction of domestic business during normal banking hours;

“Closing” means the completion of the sale by the Vendor to and purchase by the Purchaser of, the Purchased Shares and the completion of all other transactions contemplated by this Agreement that are to occur contemporaneously therewith;

“Closing Date” means December 29, 2006 or such earlier or later date as may be agreed upon in writing by the Parties but, in any event, not later than on the Outside Date;

“Closing Document” means any document or instrument delivered at or subsequent to the Closing as provided in or pursuant to this Agreement;

“Closing Time” means 5:00 o’clock p.m. Montreal time on the Closing Date or such other time on the Closing Date as the Parties agree in writing that the Closing shall take place;

“Commissioner” means the Commissioner of Competition appointed under the Competition Act (Canada);

“Competition Act Approval” means either:

(a)                                  the applicable waiting period under section 123 of the Competition Act (Canada) shall have expired and the Purchaser shall have been advised in writing by the Commissioner in terms satisfactory to the Purchaser in its sole discretion that she has determined not to make an application for an Order under the Competition Act (Canada), in respect of the transactions contemplated by this Agreement;

(b)                                 the Commissioner shall have issued a waiver under Subsection 113(c) of the Competition Act (Canada) and the Purchaser shall have been advised in writing by the Commissioner in terms satisfactory to the Purchaser in its sole discretion, that she has determined not to make an application for an Order under the Competition Act (Canada) in respect of the transactions contemplated by this Agreement; or

(c)                                  an advance ruling certificate shall have been issued under section 102 of such Act in respect of the transactions contemplated by this Agreement;

“Corporation” has the meaning ascribed to that term in the first recital;

“Disclosure Schedule” means Schedule 1.1A;

“Encumbrance” means any mortgage, charge, hypothec, prior claim, encroachment, lien, encumbrance, adverse claim, restrictive covenant, assignment by way of security, security interest of any nature, pledge or privilege or any agreement to create any of the foregoing;

“Governmental Authority” means any domestic or foreign government, whether federal, provincial, state, territorial or municipal; and any governmental agency, ministry, department, Tribunal, commission, bureau, board or other instrumentality exercising or purporting to exercise legislative, judicial, regulatory or administrative functions of, or pertaining to, government, in each case having jurisdiction over the Vendor or the Corporation;

“Legal Proceeding” means any litigation, action, suit, investigation, hearing, claim, complaint, grievance, arbitration proceeding or other proceeding and includes any appeal or review and any application for same;

“Licence” means any licence, permit, approval, authorization, certificate, directive, order, variance, registration, right, privilege, concession or franchise issued, granted, conferred or otherwise created by any Governmental Authority;

“Order” means any order, directive, judgment, decree, award or writ of any Tribunal;

“Outside Date” means February 28, 2007;

“Parties” means the Vendor and the Purchaser and “Party” means either one of them;

“Purchased Shares” has the meaning ascribed to that term in Section 2.1;

“Purchase Price” means the price payable by the Purchaser to the Vendor for the Purchased Shares provided for in Section 2.2;

“Regulatory Approval” means any approval, consent, ruling, authorization, notice, permit or acknowledgement that may be required from any person by Applicable Law, the terms of any Licence or the conditions of any Order or otherwise which is required in connection with the sale of the Purchased Shares to the Purchaser and the completion of the other transactions contemplated herein or which is otherwise necessary to permit the Parties to perform their obligations or is otherwise required to permit the consummation of the transactions as contemplated herein, including, without limitation, Competition Act Approval; and

“Representative” means, in respect of a Party, each director, officer, employee, agent, legal counsel, accountant, professional advisor and other representative of that Party;

“Tribunal” means any court (including a court of equity), arbitrator or arbitration panel and any other Governmental Authority, stock exchange, or association or other body exercising adjudicative, regulatory, judicial or quasi-judicial powers.

1.2                                                                        Recitals

The recitals in this Agreement shall form an integral part hereof.

1.3                                                                        Governing Law; Attornment

This Agreement shall be construed, interpreted and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the Province of Quebec and the federal laws of Canada applicable therein (excluding any conflict of law rule or principle of such laws that might refer such interpretation or enforcement to the laws of another jurisdiction).  Each Party irrevocably submits to the exclusive jurisdiction of the courts of the Province of Quebec (district of Montréal) with respect to any matter arising hereunder or relating hereto.

1.4                                                                        Entire Agreement; Amendment

This Agreement constitutes the entire agreement between the Parties with respect to the transactions herein contemplated and cancels and supersedes any prior understandings, agreements, negotiations and discussions, written or oral, between the Parties with respect thereto.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the Parties other than those expressly set forth in this Agreement or in any Closing Document.  This Agreement shall not be amended, supplemented or otherwise modified in any respect except by written instrument executed by each of the Parties.

1.5                                                                        Calculation of Time

In this Agreement, a period of days shall be deemed to begin on the first day after the event which began the period and to end at 5:00 p.m. (Montreal time) on the last day of the period.  If any period of time is to expire hereunder on any day that is not a Business Day, the period shall be deemed to expire at 5:00 p.m. (Montreal time) on the next succeeding Business Day.

1.6                                                                        Performance on Holidays

If any act (including the giving of notice) is otherwise required by the terms hereof to be performed on a day which is not a Business Day, such act shall be valid if performed on the next succeeding Business Day.

1.7                                                                        Waiver of Rights

Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given.  No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right.  No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

1.8                                                                        Severability

Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

1.9                                                                        Additional Rules of Interpretation

(a)                                  wherever the words “include”, “includes” or “including” are used in this Agreement or in any Closing Document, they shall be deemed to be followed by the words “without limitation”;

(b)                                 all references herein to any agreement (including this Agreement), document or instrument mean such agreement, document or instrument as amended, supplemented, modified, varied, restated or replaced from time to time in accordance with the terms thereof and, unless otherwise specified therein, includes all schedules and exhibits attached thereto.

1.10                                                                        Schedules

The following is the Schedule attached to and incorporated in this Agreement by reference and deemed to be a part hereof:

Schedule 1.1A                               Disclosure Schedule

Section 5.3.2 - Form of Cost Sharing Agreement

Article 2.
PURCHASE AND SALE

2.1                                                                        Purchase and Sale

Subject to the terms, conditions and covenants contained herein, the Vendor hereby agrees to sell, assign and transfer to the Purchaser and the Purchaser hereby agrees to purchase from the Vendor, on the Closing Date, all of the shares held by the Vendor in the capital of the Corporation (the “Purchased Shares”), being 10,000,100 Class B Common shares.

2.2                                                                        Amount and Payment of Purchase Price

The aggregate price payable by the Purchaser to the Vendor for the Purchased Shares (the “Purchase Price”) is the sum of CDN$560,000,000, subject to adjustment, as the case may be, pursuant to Section 4.1 of the Cost Sharing Agreement dated the date hereof between the Purchaser and the Vendor, payable to the Vendor at the Closing Time by wire transfer of immediately available funds to an account specified by the Vendor.

2.3                                                                        Delivery of Share Certificates

The Vendor shall transfer and deliver to the Purchaser at the Closing Time share certificates representing the Purchased Shares duly endorsed in blank for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed in blank.

2.4                                                                        Place of Closing

The Closing shall take place at the Closing Time at the offices of Fraser Milner Casgrain LLP, 1 Place Ville-Marie, Suite 3900, Montreal, Quebec.

Article 3.
REPRESENTATIONS AND WARRANTIES

3.1                                                                        Representations and Warranties of the Vendor

Subject to any limitations contained in this Agreement, the Vendor hereby represents and warrants to the Purchaser that the representations and warranties set forth below are true and correct as at the date hereof, unless expressly specified otherwise.

3.1.1                                                                    Status and Capacity of the Vendor

The Vendor is a corporation duly incorporated, organized and subsisting under the laws of Canada and has the corporate power, authority and capacity to execute and deliver this Agreement, to sell and transfer the Purchased Shares owned by it to the Purchaser as herein contemplated and to perform its other obligations hereunder.  No proceedings have been taken or authorized by the Vendor or by any other person with respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Vendor nor, to the knowledge of the Vendor, have any such proceedings been threatened by any other person.

3.1.2                                                                    Authorization of Purchase by the Vendor

The execution and delivery of this Agreement and the completion of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on behalf of the Vendor and this Agreement has been duly and validly executed and delivered by the Vendor and is a valid and binding obligation of the Vendor enforceable against it in accordance with its terms.  There is no Legal Proceeding in progress, pending or, to the knowledge of the Vendor, threatened, against or affecting the Vendor or affecting the title of the Vendor to the Purchased Shares or which affects or might reasonably be expected to affect the ability of the Vendor to enter into this Agreement or to perform its obligations hereunder.

3.1.3                                                                    Title to Shares

The Vendor legally and beneficially owns the Purchased Shares free of any Encumbrances.  No person has, or has any right capable of becoming, any agreement, option, understanding or commitment for the purchase or other acquisition from the Vendor of any of the Purchased Shares.  Except for the Purchased Shares, the Vendor does not own or hold any shares in the capital of the Corporation or any options, calls, warrants or other securities or rights which are convertible into, exercisable for or relate to any shares or securities convertible into shares in the capital of the Corporation.

3.2                                                                        Representations and Warranties of the Purchaser

The Purchaser represents and warrants to the Vendor as set out in this Section 3.2 and acknowledges that the Vendor is relying on such representations and warranties in connection with the transactions contemplated in this Agreement.

3.2.1                                                                    Status and Capacity of the Purchaser

The Purchaser is a company duly incorporated, organized and subsisting under the laws of the Province of Quebec and has the corporate power, authority and capacity to enter into this Agreement and is duly qualified to own or lease its property and to carry on its business as presently conducted.  No proceedings have been taken or authorized by the Purchaser or by any other person with respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Purchaser or with respect to any consolidation, arrangement or reorganization of, or relating to, the Purchaser nor, to the knowledge of the Purchaser, have any such proceedings been threatened by any other person.

3.2.2                                                                    Authorization of Purchase by the Purchaser

The execution and delivery of this Agreement and the completion of the transactions herein contemplated have been duly and validly authorized by all necessary action on behalf of the Purchaser and this Agreement has been duly and validly executed and delivered by the Purchaser and is a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

3.3                                                                        Commission

Each Party represents and warrants to the other Party that such other Party will not be liable for any brokerage commission, finder’s fee or other similar payment in connection with the transactions contemplated hereby.

Article 4.
COVENANTS OF THE PARTIES

4.1                                                                        Covenant of the Purchaser

4.1.1                                                                    Prohibition to Sell

The Purchaser hereby agrees that it shall not, directly or indirectly, sell, transfer or assign, in any way, in whole or in part, the Business for a period of three years following the Closing Date.  Notwithstanding the foregoing, the Purchaser may transfer the Business or any portion thereof to one or more of its Affiliates at any time.

4.2                                                                        Mutual Covenants

Each Party hereby covenants and agrees with the other Party as follows:

4.2.1                                                                    Cooperation

The Parties shall cooperate fully in good faith with each other and their respective Representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement.

Article 5.
CONDITIONS OF CLOSING

5.1                                                                        Conditions for the Benefit of the Purchaser

The transactions herein contemplated, including the sale and purchase of the Purchased Shares in accordance with the terms of this Agreement, are subject to the conditions precedent set out in this Section 5.1, each of which is hereby declared to be for the exclusive benefit of the Purchaser.  Each of such conditions is to be satisfied in full at or prior to the Closing and, in any event, not later than on the Outside Date.  The Vendor covenants and agrees to use its best efforts to cause each of such conditions to be fulfilled at or prior to the Closing Time.

5.1.1                                                                    Representations, Warranties and Covenants of the Vendor

(a)                                  All representations and warranties of the Vendor made in or pursuant to this Agreement are true and correct and shall be true and correct at the Closing Time as if such representations and warranties had been made at and as of the Closing Time.

(b)                                 The Vendor shall have performed or complied with all obligations, covenants and agreements contained in this Agreement to be performed by it at or prior to the Closing Time.

5.2                                                                        Conditions for the Benefit of the Vendor

The transactions herein contemplated, including the sale and purchase of the Purchased Shares in accordance with the terms of this Agreement, are subject to the conditions precedent set out in this Section 5.2, each of which is hereby declared to be for the exclusive benefit of the Vendor.  Each of such conditions is to be satisfied in full at or prior to the Closing and, in any event, not later than on the Outside Date.  The Purchaser covenants and agrees to use its best efforts to cause each of such conditions to be fulfilled prior to the Closing Time.

5.2.1                                                                    Representations, Warranties and Covenants of the Purchaser

(a)                                  The representations and warranties of the Purchaser made in or pursuant to this Agreement are true and correct and shall be true and correct at the Closing Time as if such representations and warranties had been made at and as of the Closing Time.

(b)                                 The Purchaser shall have performed or complied with all obligations, covenants and agreements contained in this Agreement to be performed by it at or prior to the Closing Time.

5.3                                                                        Conditions for the Benefit of both Parties

The transactions herein contemplated, including the sale and purchase of the Purchased Shares in accordance with the terms of this Agreement, are subject to the conditions precedent set out in this Section 5.3, each of which is hereby declared to be for the benefit of both of the Parties hereto.  Each of such conditions is to be satisfied in full at or prior to the Closing and, in any event, not later than on the Outside Date.  Each of the Parties covenants and agrees to use its best efforts to cause each of such conditions to be fulfilled prior to the Closing Time.

5.3.1                                                                    Competition Act Approval

The Competition Act Approval shall have been granted, obtained and received.

5.3.2                                                                    Cost Sharing Agreement

The Parties shall have entered into a cost sharing agreement in respect of the environmental costs and liabilities which may arise in the event that the Corporation decides to permanently shutdown the containerboard mill located in Red Rock, Ontario, substantially in the form attached hereto as Section 5.3.2 of the Disclosure Schedule.

5.3.3                                                                    Closing Documents

The Parties shall have received such other agreements, certificates, affidavits, statutory declarations, instruments of transfer and other documentation reasonably required by each to implement the transactions herein contemplated, all of which shall be satisfactory in form and substance to its respective counsel, acting reasonably.

5.4                                                                        Waiver

Either Party may waive, by notice to the other Party, any condition set forth in this Article 5 which is for its benefit.  No waiver by a Party of any condition, in whole or in part, shall operate as a waiver of any other condition.

5.5                                                                        Failure to Satisfy Conditions

If any condition set forth in Sections 5.1, 5.2 or 5.3 is not satisfied or waived by the Outside Date, or if it becomes apparent that any such condition cannot be satisfied at the Closing Time, the Party entitled to the benefit of such condition (the “First Party”) may terminate this Agreement, acting reasonably, by notice in writing to the other Party and in such event:

(a)                                  unless the other Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the First Party or have not been satisfied by reason of a default by the First Party hereunder, the First Party shall be released from all obligations hereunder; and

(b)                                 unless the First Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the other Party or have not been satisfied by reason of a default by the other Party hereunder, then the other Party shall also be released from all obligations hereunder;

provided however that no release of obligations under this Section 5.5 shall release either Party from any obligation under Section 6.2 or Section 6.4.

Article 6.
MISCELLANEOUS

6.1                                                                        Further Assurances

Each Party shall from time to time execute and deliver or cause to be executed and delivered all such further documents and instruments and do or cause to be done all further acts and things as the other Party may, before or after the Closing Time, reasonably require as being necessary or desirable in order to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement or any provision hereof.

6.2                                                                        Public Announcements

Except to the extent required by Applicable Law, each Party agrees that no disclosure or public announcement regarding this Agreement or the transactions contemplated hereby shall be made by either Party without the prior written consent of the other Party.

6.3                                                                        Notices

(a)                                  Any notice, direction or other communication (in this Section, a “notice”) required or permitted to be given to a Party shall be in writing and shall be sufficiently given if delivered personally, mailed or transmitted by facsimile as follows:

(i)                                     in the case of the Purchaser, at:

Cascades Inc.

404 Marie-Victorin Street

Kingsey Falls, QC  J0A 1B0

Attention:  President

Fax No.:  (819) 363-5155

with a copy to (which shall not constitute notice):

Fraser Milner Casgrain LLP

1 Place Ville-Marie

Suite 3900

Montreal, QC  H3B 4M7

Attention:                             Charles R. Spector

Fax No.:  (514) 866-2241

(ii)                                  in the case of the Vendor, at:

Domtar Inc.

395 de Maisonneuve West

Montreal, QC  H3A 1L6

Attention:  Secretary

Fax No.:  (514) 848-6850

with a copy to (which shall not constitute notice):

Ogilvy Renault LLP

Suite 1100

1981 McGill College Avenue

Montreal, QC  H3A 3C1

Attention:                                         Norman M. Steinberg

Fax No.:  (514) 286-5474

(b)                                 Any notice delivered personally, shall be deemed to have been given and received on the day on which it was delivered, if delivered prior to 5:00 p.m. (recipient’s time) on a Business Day; otherwise on the first Business Day thereafter.  Any notice mailed shall be deemed to have been given and received on the third Business Day after it was mailed, provided that if the Party giving the notice knows or ought reasonably to know of disruptions in the postal system that might affect the delivery of mail, such notice shall not be mailed but shall be given by personal delivery or facsimile transmission.  Any notice transmitted by facsimile shall be deemed to have been given and received on the day of its transmission if the machine from which it was sent receives the answerback code of the Party to whom it was sent prior to 5:00 p.m. (recipient’s time) on such day; otherwise on the first Business Day thereafter.

(c)                                  Either Party may change its address for service from time to time by notice given to each of the other Party in accordance with the foregoing provisions.

6.4                                                                        Costs and Expenses

Each Party shall be responsible for all costs and expenses (including the fees and disbursements of legal counsel, bankers, investment bankers, accountants, brokers and other advisors) incurred by it in connection with this Agreement and the transactions contemplated herein.  The Parties shall be equally responsible for all filing fees required to be paid in connection with obtaining any Regulatory Approval for the transactions contemplated herein.

6.5                                                                        Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.  To evidence its execution of an original counterpart of this Agreement, a Party may send a copy of its original signature on the execution page hereof to the other Party by facsimile transmission and such transmission shall constitute delivery of an executed copy of this Agreement to the receiving Party.

6.6                                                                        Assignment

This Agreement shall not be assigned by either Party without the prior written consent of the other Party.

6.7                                                                        Shareholders’ Agreement

The Parties hereby acknowledge that the Shareholders’ Agreement dated December 30, 1997 between the Purchaser and the Vendor is terminated.

6.8                                                                        Parties in Interest

This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors, including any successor by reason of the amalgamation or merger of a Party, and permitted assigns.

6.9                                                                        Language

The Parties hereby acknowledge that they have requested that this Agreement and all related documents be drawn up in the English language.  Les parties aux présentes reconnaissent qu’elles ont exigé que la présente convention et tout document qui s’y rattachent soient rédigés en anglais.

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IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.

CASCADES INC.

Signed “Alain Lemaire”
Alain Lemaire, President and Chief Executive
Officer

Signed “Robert F. Hall”
Robert F. Hall, Vice-President, Legal Affairs
and Corporate Secretary

DOMTAR INC.

Signed “Gilles Pharand”
Per: Gilles Pharand
Title: Senior Vice-President, Corporate
Affairs and General Counsel

Signed “Daniel Buron”
Per: Daniel Buron
Title: Senior Vice-President and Chief
Financial Officer